                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): January 2, 2007

                               BNS HOLDING , INC.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                        1-5881                          N/A
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 (State or other            (Commission File Number)            (IRS Employer
   jurisdiction                                              Identification No.)
of incorporation)

          25 Enterprise Center, Suite 104,
              Middletown, Rhode Island                           02842
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (401) 848-6300

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          (Former name or former address, if changed since last report)

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

                                BNS HOLDING, INC.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 2, 2007, BNS Holding, Inc. (the "Registrant") entered into an agreement with Hays Insurance Brokerage Group of New England, LLC ("Hays")
whereby Hays agreed to pay the Registrant $517,847.91 for reimbursement to the
Registrant for all disputes and claims arising out of an investigation by the
Massachusetts Attorney General involving the conduct of Hays as an insurance broker in Massachusetts. The agreement constitutes a full settlement of all issues between the Registrant and Hays, arising out of the investigation, and as part of the agreement the Registrant gave Hays and its affiliates and employees a release of all claims arising out of the investigation. The Registrant received the $517.847.91 on January 4, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

              Exhibit Number          Description
              --------------          -----------
              99.1                    Confidential Settlement Agreement and Full
                                      and Final Release of Claims, dated January
                                      2, 2007 by and between Hays Insurance
                                      Brokerage Group of New England, LLC, BNS
                                      Holding, Inc. and BNS Co.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 5, 2007                       BNS HOLDING, INC.

                                            By: /s/ Michael Warren
                                                --------------------------------
                                                Name: Michael Warren
                                                Title: President, Chief Executive
                                                Officer and Chief Financial Officer

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                                  EXHIBIT INDEX

              Exhibit Number          Description
              --------------          -----------
              99.1                    Confidential Settlement Agreement and Full
                                      and Final Release of Claims, dated January
                                      2, 2007 by and between Hays Insurance
                                      Brokerage Group of New England, LLC, BNS
                                      Holding, Inc. and BNS Co.

                                      -3-